SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

Chateau Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12496	38-3132038
(State of Formation)	(Commission File Number)	(IRS Employer Identification Number)

6160 South Syracuse Way, Greenwood Village, Colorado 80111
(Address of Principal Executive Officers, Including Zip Code)

Registrant’s Telephone Number, Including Area Code: 303-741-3707

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.

On November 14, 2002, Chateau Communities, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of the Chief Executive Officer and Chief Financial Officer, pursuant to 18 U.S.C. 1350(a) adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002. A copy of these certifications is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

99.1	Certifications.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002	CHATEAU COMMUNITIES, INC.

	By:	/s/ Tamara D. Fischer
	Name:	Tamara D. Fischer
	Title:	Chief Financial Officer

Exhibit 99.1

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to §906 of The Sarbanes-Oxley Act of 2002

The undersigned, Chief Executive Officer of Chateau Communities, Inc. (the “Company”), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to §906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Gary P. McDaniel
Name:	Gary P. McDaniel
Title:	Chief Executive Officer

The undersigned, Chief Financial Officer of Chateau Communities, Inc. (the “Company”), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350(a), as adopted pursuant to §906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Tamara D. Fischer
Name:	Tamara D. Fischer
Title:	Chief Financial Officer